                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47463) of Vysis, Inc. of our report dated March 13, 1998 appearing on page 39 of this Annual Report on Form 10-K.




PRICE WATERHOUSE LLP

Chicago, Illinois
March 26, 1998